SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2009

SOAPSTONE NETWORKS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-30865	02-0493372
(Commission file number)	(I.R.S. employer identification no.)

One Federal Street, Billerica, MA 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 715-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with the dissolution of Soapstone Networks Inc. (the “Company”), the Company has terminated the employment of T.S. Ramesh, the Company’s Vice President of Finance, effective August 14, 2009.

The Company remains bound by the terms of its existing agreements with Mr. Ramesh, including that certain Amended and Restated Severance Pay Agreement, dated as of November 7, 2006 and as amended December 29, 2008, by and between the Company and Mr. Ramesh. Copies of the agreement and amendment have previously been filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOAPSTONE NETWORKS INC.
Date: August 24, 2009
	By:	/s/ William J. Stuart
William J. Stuart
President and Chief Financial Officer